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                                                                   Exhibit 10.4



THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("THE ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                                PROMISSORY NOTE

San Luis Obispo, California                           Principal Amount: $50,000

                                                                  June 10, 1999

FOR VALUE RECEIVED Gary Player Direct, Inc., a publicly-held Delaware corporation, having an address of 710 Aerovista, Suite B, San Luis Obispo, California 93401 ("BORROWER"), unconditionally promises to pay to Mid-American General Agency, Inc., or registered assigns, ("LENDER") Fifty Thousand Dollars ($50,000) together with interest thereon at a rate of 12% per annum from the date hereof.

1. Payments: Maturity Date. The principal and interest of this Note shall be payable ninety (90) days from the date hereof (the "MATURITY DATE"). All payments shall be sent to Lender's address as set forth below, or such address as later specified by Lender or any successor in writing to Borrower.

2. Prepayment. Borrower may prepay any amounts due hereunder without penalty or premium.

3. Application of Payment. All payments made under this Note shall be applied first against payment of interest accrued to the date of any payment and then against principal due.

4. Grant of Security Interest and Subordination. Effective on the closing date, Borrower shall grant to Lender a security interest in all of the assets of Borrower to secure the prompt repayment of the principal, interest and costs of collection of the note. The security interest shall only be subordinate to two liens granted by the Borrower in connection with approximately $725,000 of indebtedness due and owing by the Borrower. Borrower shall cause the filing of a UCC-1 financing statement with the State of California within five days from the date hereof and shall forward a certified copy of the filing to Lender.

5. Common Stock to be Issued to Lender or His Designees. In connection with the Loan, Borrower shall issue to the Lender Common Stock in the amount of 25,000 shares with said shares issued pursuant to Rule 144 as promulgated by the Securities and Exchange Commission.

6. Personal Guarantee. The principal, interest and costs of collection of the note shall be unconditionally guaranteed by A.J. Cervantes, Jr as set forth below.

7. Costs of Collection. Borrower shall pay all costs of collection of Lender, together with reasonable attorney's fees and costs, to enforce this Note in the event of a default whether or not a suit is brought. Borrower waives demand, protest and notice of maturity and non-payment, and all requirements necessary to hold Borrower liable hereunder.

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8.  Miscellaneous. This Note shall be governed by, and construed in accordance with, the laws of the State of California.

                                        BORROWER:
                                        Gary Player Direct, Inc.


                                        By: /s/ Alfonso J. Cervantes
                                           ------------------------------------
                                            Alfonso J. Cervantes, President



                                        GUARANTOR:
                                        A.J. Cervantes, Jr., Individually


                                        /s/ A.J. Cervantes, Jr.
                                        ---------------------------------------



                                        LENDER:


                                        Mid-American General Agency, Inc.
                                        #52 Maryland Plaza
                                        St. Louis, MO 63108
                                        Fed ID: 43-1227293






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